UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]Definitive Proxy Statement

[X]Definitive Additional Materials

[   ] Soliciting Material Pursuant to §240.14a-12

ClearBridge Energy Midstream Opportunity Fund Inc.	Western Asset Managed Municipals Fund Inc.
ClearBridge MLP and Midstream Fund Inc.	Western Asset Middle Market Debt Fund Inc.
ClearBridge MLP and Midstream Total Return Fund Inc.	Western Asset Middle Market Income Fund Inc.
LMP Capital and Income Fund Inc.	Western Asset Mortgage Opportunity Fund Inc.
Western Asset Global Corporate Defined Opportunity Fund Inc.	Western Asset Municipal Defined Opportunity Trust Inc.
Western Asset High Yield Defined Opportunity Fund Inc.	Western Asset Municipal High Income Fund Inc.
Western Asset Investment Grade Defined Opportunity Trust Inc.	Western Asset Municipal Partners Fund Inc.

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]         No fee required.

[   ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

              1)    Title of each class of securities to which transaction applies:

2)Aggregate number of securities to which transaction applies:

3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)Proposed maximum aggregate value of transaction:

5)Total fee paid:

[  ]          Fee paid previously with preliminary materials.

[  ]          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)    Amount Previously Paid:

        2)Form, Schedule or Registration Statement No.:

         3)    Filing Party:

         4)    Date Filed:

E-mails to Legg Mason and Affiliate Employees that hold Closed End Funds (Computershare)

Closed End Fund not yet voted – may vote thru call center:

IMPORTANT: Please Vote Proxy for Your Position in Legg Mason Closed End Funds

As you know, the pending acquisition of Legg Mason by Franklin Templeton triggers a requirement to seek shareholder approval of new investment advisory contracts for each of Legg Mason’s U.S. funds.

It appears you have not yet voted one or more of your Legg Mason closed end fund positions.  Every vote is important.  Please call Computershare at 1-866-859-8682 and provide the agent with your name or GSREF# below to vote your proxy over the phone.

Thank you.

Employee Name

Name of Fund(s) Held – GSREF#

*****************

Closed End Fund don’t know if voted – may NOT vote thru call center:

Subject:  IMPORTANT: Please Vote Proxy for Your Position in Legg Mason Closed End Funds

As you know, the pending acquisition of Legg Mason by Franklin Templeton triggers a requirement to seek shareholder approval of new investment advisory contracts for each of Legg Mason’s U.S. funds.

If you have not already voted one or more of your Legg Mason closed end fund positions in one of the funds noted below, please locate the proxy materials that were sent to you and follow the instructions to vote.  If you do not have the materials and your positions are held through a broker, please contact your broker and they can assist you in obtaining voting instructions.

Every vote is important.

Closed End Funds

ClearBridge MLP and Midstream Fund Inc. (CEM)

ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)

ClearBridge MLP and Midstream Total Return Fund Inc. (CTR)

Western Asset Managed Municipals Fund Inc. (MMU)

Western Asset Global Corporate Defined Opportunity Fund Inc. (GDO)

LMP Capital and Income Fund Inc. (SCD)

Western Asset High Yield Defined Opportunity Fund Inc. (HYI)

Western Asset Mortgage Opportunity Fund Inc. (DMO)

Western Asset Middle Market Income Fund Inc. (XWMFX)

Western Asset Municipal Defined Opportunity Trust Inc. (MTT)

Western Asset Investment Grade Defined Opportunity Trust Inc. (IGI)

Western Asset Municipal Partners Fund Inc. (MNP)

Western Asset Middle Market Debt Fund Inc. (XWAMX)

Western Asset Premier Bond Fund (WEA)

Western Asset Municipal High Income Fund Inc. (MHF)